PROVISIONS	12 Months Ended
Dec. 31, 2018
PROVISIONS [abstract]
Disclosure of provisions

30.   PROVISIONS

Provisions primarily represent provision for future dismantlement costs of oil and gas properties. The Group has mainly committed to the PRC government to establish certain standardized measures for the dismantlement of its oil and gas properties by making reference to the industry practices and is thereafter constructively obligated to take dismantlement measures of its oil and gas properties.

Movement of provision of the Group’s obligations for the dismantlement of its oil and gas properties is as follows:

	2016	2017	2018
	RMB	RMB	RMB

Balance as of January 1	33,115	36,918	39,407
Provision for the year	3,420	1,627	1,567
Accretion expenses	1,057	1,501	1,438
Utilized for the year	(843)	(467)	(598)
Exchange adjustments	169	(172)	193
Balance as of December 31	36,918	39,407	42,007